SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):    August 4, 1998



                  INTERNATIONAL MULTIFOODS CORPORATION
           (Exact name of registrant as specified in its charter)




          Delaware                1-6699               41-0871880
(State or other jurisdiction   (Commission           (I.R.S. Employer
      of incorporation)         File Number)        Identification No.)




200 East Lake Street, Wayzata, Minnesota                  55391
   (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:    (612) 594-3300



                              Not applicable
        (Former name or former address, if changed since last report)



Item 5.     Other Events.


     On August 4, 1998, International Multifoods Corporation (the "Company") announced that the Company intends to sell its Venezuela Foods business. See the Company's press release dated August 4, 1998, attached hereto as Exhibit 99.1, which is incorporated by reference in this Current Report on Form 8-K.


Item 7.     Financial Statements and Exhibits.

(c)  Exhibits.

     99.1 Press release of International Multifoods Corporation dated August 4, 1998.




                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERNATIONAL MULTIFOODS CORPORATION



Date:    August 4, 1998          By /s/ William L. Trubeck
                                    ---------------------------------
                                    William L. Trubeck
                                    Senior Vice President Finance and
                                      Chief Financial Officer and
                                      President, Latin America
                                      Operations




                              EXHIBIT INDEX


99.1       Press release of International Multifoods Corporation dated
           August 4, 1998.